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                                                                     EXHIBIT 4.2


                              CERTIFICATE OF TRUST
                                       OF
                               KBK CAPITAL TRUST I


         The undersigned, as the Administrative Trustees and the sole Delaware Trustee of KBK Capital Trust I, desiring to form a business trust pursuant to the Delaware Business Trust Act, 12 Del. C. Section 3810, et seq., hereby certify as follows:

         (a) The name of the business trust being formed hereby (the "Trust") is KBK Capital Trust I

         (b) The name and business address of the trustee of the Trust which has its principal place of business in the State of Delaware are as follows:

                  Wilmington Trust Company
                  Rodney Square North
                  1100 North Market Street
                  New Castle County
                  Wilmington, Delaware 19890

                  Attention:  Corporate Trust Administration


         (c) This Certificate of Trust shall be effective as of the date of filing and may be executed in counterparts.

         IN WITNESS WHEREOF, the undersigned, as Trustees of the Trust, have executed this Certificate of Trust or caused it to be executed as of the 29th day of September, 1998.

                                  WILMINGTON TRUST COMPANY
                                  not  in  its  individual  capacity,
                                  but  solely  as  Delaware Trustee



                                  By: /s/ NORMAN P. CLOSS
                                     ------------------------------------
                                  Name: Norman P. Closs
                                       ----------------------------------
                                  Title: Vice President
                                        ---------------------------------


                                   /s/ JAY K. TURNER
                                  -----------------------------------,
                                  Jay K. Turner, not in his individual capacity, but solely as Administrative Trustee



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                                 /s/ DEBORAH B. WILKINSON
                                -------------------------------------,
                                Deborah B. Wilkinson, not in her individual
                                capacity, but solely as Administrative Trustee



                                 /s/ ROBERT J. MCGEE
                                --------------------------------------,
                                Robert J. McGee, not in his individual capacity, but solely as Administrative Trustee



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